Strategy Shares Gold-Hedged Bond ETF Cboe Ticker: GOLY

July 11, 2024

The information in this Supplement amends certain information contained in the Fund’s current Prospectus, Summary Prospectus and Statement of Additional Information, each date September 1, 2023.

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Effective on or about September 9, 2024, the Fund’s investment objective will change to the following:

“The Fund’s investment objective is to seek income and long-term capital appreciation.”

The change in the Fund’s investment objective is related to planned changes to the Fund’s investment strategy. Following regulatory review, these changes will be set forth in a new Prospectus, Summary Prospectus and Statement of Additional Information dated on or about September 1, 2024.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated September 1, 2023, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at (855) 4SS-ETFS or (855) 477-3837, or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.